UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report March 29, 2006

(Date of earliest event reported) (March 28, 2006)

PETRO STOPPING CENTERS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	1-13018	74-2628339
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas	79905
Address of Principal Executive Offices	Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 28, 2006, Petro Stopping Centers, L.P. issued a press release announcing its operating results for the fourth quarter and year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired:

Not applicable.

(b) Pro-forma financial information:

Not applicable.

(c) Exhibits:

99.1 Press release dated March 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PETRO STOPPING CENTERS, L.P. (Registrant)

Date: March 29, 2006	By:	/s/ Edward Escudero
Edward Escudero
Chief Financial Officer and Secretary
(On behalf of the Registrant and as Registrant’s
Principal Financial Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1*	Press release dated March 28, 2006

*	Filed herewith